Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Payables and Accruals [Abstract]
Interest including interest rate swaps	$ 21,164	$ 19,957
Voyage and vessel expenses	8,184	9,311
Payroll and benefits	3,900	3,355
Other general expenses	5,674	3,069
Income and other tax payable	1,335	189
Distributions payable on preferred units	5,500	0
Total	$ 45,757	$ 35,881